                                                    SEMI-ANNUAL REPORT

                                                    JUNE 30, 2002

THE MALAYSIA FUND, INC.

DIRECTORS AND OFFICERS

BARTON M. BIGGS                WILLIAM G. MORTON, JR.
CHAIRMAN OF THE                DIRECTOR
BOARD OF DIRECTORS
                               MICHAEL NUGENT
RONALD E. ROBISON              DIRECTOR
PRESIDENT AND DIRECTOR
                               FERGUS REID
JOHN D. BARRETT II             DIRECTOR
DIRECTOR
                               STEFANIE V. CHANG
THOMAS P. GERRITY              VICE PRESIDENT
DIRECTOR
                               LORRAINE TRUTEN
GERARD E. JONES                VICE PRESIDENT
DIRECTOR
                               JAMES W. GARRETT
JOSEPH J. KEARNS               TREASURER              [MORGAN STANLEY LOGO]
DIRECTOR
                               MARY E. MULLIN
VINCENT R. MCLEAN              SECRETARY
DIRECTOR
                               BELINDA A. BRADY       THE MALAYSIA FUND, INC.
C. OSCAR MORONG, JR.           ASSISTANT TREASURER
DIRECTOR

U.S. INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

MALAYSIAN INVESTMENT ADVISER
ARAB-MALAYSIAN CONSULTANT SDN BHD
21ST-29TH FLOORS, BANGURIAN ARAB-MALAYSIAN
JALAN RAJA CHULAN, 5200
KUALA LUMPUR, MALAYSIA

ADMINISTRATOR
JPMORGAN CHASE BANK
73 TREMONT STREET
BOSTON, MASSACHUSETTS 02108

CUSTODIAN
JPMORGAN CHASE BANK
3 CHASE METROTECH CENTER
BROOKLYN, NEW YORK 11245

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10030
(800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE ROGERS & WELLS LLP
200 PARK AVENUE
NEW YORK, NEW YORK 10166

INDEPENDENT AUDITOR
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116


FOR ADDITIONAL FUND INFORMATION, INCLUDING THE        MORGAN STANLEY
FUND'S NET ASSET VALUE PER SHARE AND INFORMATION      INVESTMENT MANAGEMENT INC.
REGARDING THE INVESTMENTS COMPRISING THE FUND'S       INVESTMENT ADVISER
PORTFOLIO, PLEASE CALL 1-800-221-6726 OR VISIT OUR
WEBSITE AT www.morganstanley.com/im.

                                                    THE MALAYSIA FUND, INC.

                                                    OVERVIEW

LETTER TO STOCKHOLDERS

For the six months ended June 30, 2002, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 9.16% compared to 4.22% for the Kuala Lumpur Stock Exchange Composite Index expressed in U.S. dollars (the "Index"). On June 30, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $4.29, representing a 20.6% discount to the Fund's net asset value per share.

MARKET REVIEW

The Kuala Lumpur Stock Exchange Index rose by 4.2%, in local currency terms, in the first half of 2002. While it started the year on a stronger note, the rally fizzled in the months of May and June. The launch of two relatively large IPO's and political uncertainty were the main causes for the weakness in the last two months. Both public and private institutional funds were selling their holdings to fund their participation in these IPO's.

On the political front, the ruling party, the United Malaysia National Organization, conducted their annual general meeting in June. During the meeting the party leader and the country's Prime Minister, Dr. Mahathiar Mohamed touched on sensitive race issues and the possibility of removing race-based policies that were in place for the past 33 years. The meeting came to a climatic close with Prime Minister Mohamed announcing his resignation. However, a succession plan that would put him in charge until October 2003 was later announced.

On the economic front, first quarter GDP recorded a growth of 1.1%, mainly driven by strong public consumption spending of 13.4% and higher exports. The manufacturing sector remained weak, dipping by 2.1% while the agriculture sector fell 4.9%. However, industrial production numbers for the months of April and May suggest that the manufacturing sector may have already recovered and exports should continue to grow. As in most other economies, inflation was tame in the first five months of the year with the May Consumer Price Index rising by only 1.9%.

Corporate restructuring continued to gather pace this year, as seen from the series of bond and equity raising exercises by several debt laden corporates. The banking sector is the biggest beneficiary as non-performing loan levels continue to fall. Banks are thus starting to kick-start lending activities, especially in the consumer segment and construction sector.

MARKET OUTLOOK

With the competitive currency peg in place, we believe Malaysia exports should continue to do well. Coupled with improved confidence, now that the question of political succession is put to rest, consumption should continue to gather pace. Meanwhile, the benign interest rate environment should stay as the system is still flush with liquidity. This should bode well for consumer stocks like property companies and banks. During the year, we reduced our positions in the defensive utility sector and added to the property and gaming sectors.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                       July 2002

                                                    THE MALAYSIA FUND, INC.

                                                    JUNE 30, 2002

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                         TOTAL RETURN (%)
                       ------------------------------------------------------------------------------
                            MARKET VALUE(1)            NET ASSET VALUE(2)              INDEX(3)
                       ------------------------------------------------------------------------------
                                      AVERAGE                     AVERAGE                     AVERAGE
                       CUMULATIVE      ANNUAL     CUMULATIVE       ANNUAL      CUMULATIVE      ANNUAL
-----------------------------------------------------------------------------------------------------
Year to Date                10.61%         --           9.16%          --            4.22%         --
One Year                    25.20       25.20%         27.68        27.68%          22.33       22.33%
Five Year                  (68.45)     (20.60)        (63.76)      (18.37)         (55.27)     (14.86)
Ten Year                   (39.83)      (4.95)        (34.02)       (4.07)         (19.26)      (2.12)
Since Inception*           (23.47)      (1.75)         (3.66)       (0.25)          20.71        1.25

Past performance is not predictive of future performance.

[CHART]

                                                        U.S. DOLLAR ADJUSTED KUALA
                        THE MALAYSIA                      LUMPER STOCK EXCHANGE
                       FUND, INC.(2)                       COMPOSITE INDEX(3)
1992                      20.15%                                 20.19%
1993                      98.28%+                                92.60%
1994                     -18.87%                                -19.66%
1995                       4.33%                                  3.05%
1996                      19.93%                                 25.12%
1997                     -72.89%                                -68.71%
1998                     -39.70%                                -29.61%
1999                      86.09%                                 98.04%
2000                     -14.04%                                -16.33%
2001                       6.83%                                  2.40%
Six Months Ended
June 30, 2002              9.16%                                  4.22%

Returns and Per Share Information

                                                                     YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------------------------------------------
                               1992      1993      1994       1995       1996       1997       1998      1999       2000      2001
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share    $16.28    $27.32    $18.57     $18.58     $19.29    $  5.04    $  3.02    $ 5.62   $   4.73    $ 5.00
------------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share       $16.25    $28.00    $17.38     $17.00     $17.50    $  6.56    $  4.00    $ 7.06   $   3.75    $ 3.92
------------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)             (0.2)%     2.5%     (6.4)%     (8.5)%     (9.3)%     30.2%      32.5%     25.6%     (20.7)%   (21.6)%
------------------------------------------------------------------------------------------------------------------------------------
Income Dividends                 --    $ 0.16    $ 0.02         --         --         --    $  0.03        --   $   0.11    $ 0.04
------------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions      --    $ 1.13    $ 3.59     $ 0.84     $ 2.82    $  0.51         --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)          20.15%    98.28%+  (18.87)%     4.33%     19.93%    (72.89)%   (39.70)%   86.09%    (14.04)%    6.83%
------------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)         20.19%    92.60%   (19.66)%     3.05%     25.12%    (68.71)%   (29.61)%   98.04%    (16.33)%    2.40%
------------------------------------------------------------------------------------------------------------------------------------

                               SIX MONTHS
                                 ENDED
                                JUNE 30,
                              -----------
                                   2002
-----------------------------------------
Net Asset Value Per Share        $ 5.40
-----------------------------------------
Market Value Per Share           $ 4.29
-----------------------------------------
Premium/(Discount)                (20.6)%
-----------------------------------------
Income Dividends                 $ 0.05
-----------------------------------------
Capital Gains Distributions          --
-----------------------------------------
Fund Total Return(2)               9.16%
-----------------------------------------
Index Total Return(3)              4.22%
-----------------------------------------

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Kuala Lumpur Stock Exchange (KLSE) Composite Index (the "Index") is a broad based capitalization weighted index of 100 stocks listed on the exchange. The Fund's return based on net asset value per share and the Index's return, expressed in U.S. dollars, for 1998 were adjusted in reaction to the imposition of capital controls by the Malaysian government during September 1998. During February 1999, the adjustment was removed to reflect the relaxation of these capital controls.
  *  The Fund commenced operations on May 4, 1987.
  + This return does not include the effect of the rights issued in connection with the Fund's 1993 rights offering.

     FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

                                                    THE MALAYSIA FUND, INC.

                                                    JUNE 30, 2002 (UNAUDITED)

PORTFOLIO SUMMARY

[CHART]

Allocation of Total Investments

---------------------------------------------
Equity Securities                       96.1%
Short-Term Investments                   3.9
---------------------------------------------

[CHART]

Industries

---------------------------------------------
Banks                                   22.4%
Diversified Financials                  11.0
Diversified Telecommunication
   Services                             10.8
Semiconductor Equipment &
   Products                              9.0
Hotels, Restaurants & Leisure            8.5
Construction & Engineering               6.9
Automobiles                              6.2
Food Products                            5.7
Tobacco                                  5.3
Industrial Conglomerates                 2.3
Other                                   11.9
---------------------------------------------

Ten Largest Holdings*

                                                 PERCENT OF
                                                 NET ASSETS
-----------------------------------------------------------
 1.  Malayan Banking Bhd                               9.4%
 2.  Public Finance Bhd                                6.9
 3.  Telekom Malaysia Bhd                              5.8
 4.  Public Bank Bhd                                   5.6
 5.  British American Tobacco (Malaysia) Bhd           5.3
 6.  Gamuda Bhd                                        5.1
 7.  Technology Resources Industries Bhd               5.1
 8.  Commerce Asset Holding Bhd                        5.0
 9.  Malaysian Pacific Industries Bhd                  4.6
10.  IOI Properties Bhd                                4.4
                                                      ----
                                                      57.2%
                                                      ----

     * Excludes Short-Term Investments

                                                    THE MALAYSIA FUND, INC.

                                                    FINANCIAL STATEMENTS
                                                    JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                           VALUE
                                                         SHARES            (000)
--------------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS: (98.6%)
(UNLESS OTHERWISE NOTED)
================================================================================
AUTOMOBILES (6.2%)

  Perusahaan Otomobil Nasional Bhd                      562,000         $  1,412
  SP Setia Bhd                                        1,265,000            1,165
  Tan Chong Motor Holdings Bhd                        1,896,000              679
--------------------------------------------------------------------------------
                                                                           3,256
================================================================================
BANKS (22.4%)

  Commerce Asset Holding Bhd                          1,223,000            2,639
  Malayan Banking Bhd                                 2,125,500            4,922
  Public Bank Bhd                                     3,433,300            2,946
  RHB Capital Bhd                                     2,054,000            1,270
--------------------------------------------------------------------------------
                                                                          11,777
================================================================================
CONSTRUCTION & ENGINEERING (6.9%)

  Gamuda Bhd                                          1,637,000            2,693
  Road Builder (Malaysia) Holdings Bhd                  658,000              935
--------------------------------------------------------------------------------
                                                                           3,628
================================================================================
DIVERSIFIED FINANCIALS (11.0%)

  AMMB Holdings Bhd                                   1,546,000            2,176
  Public Finance Bhd (Foreign)                        1,751,000            3,456
  Public Finance Bhd                                     84,000              165
--------------------------------------------------------------------------------
                                                                           5,797
================================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (10.8%)

  Technology Resources Industries Bhd                 4,037,000 (a)        2,677
  Telekom Malaysia Bhd                                1,444,000            3,021
--------------------------------------------------------------------------------
                                                                           5,698
================================================================================
ELECTRIC UTILITIES (1.1%)

  YTL Power International Bhd                           741,684              552
================================================================================
FOOD PRODUCTS (5.7%)

  IOI Corp. Bhd                                         415,000              677
  IOI Properties Bhd                                  1,428,000            2,293
--------------------------------------------------------------------------------
                                                                           2,970
================================================================================
HOTELS, RESTAURANTS & LEISURE (8.5%)

  Genting Bhd                                           574,200            2,206
  Magnum Corp. Bhd                                    1,568,000            1,106
  Tanjong PLC                                           435,000            1,168
--------------------------------------------------------------------------------
                                                                           4,480
================================================================================
INDUSTRIAL CONGLOMERATES (2.3%)

  Malaysian Resources Corp. Bhd                         693,000 (a)          228
  Sime Darby Bhd                                        760,000            1,000
--------------------------------------------------------------------------------
                                                                           1,228
================================================================================
INSURANCE (1.1%)

  MAA Holdings Bhd                                      413,000              576
================================================================================
IT CONSULTING & SERVICES (1.4%)

  Computer Systems Advisers Bhd                         718,600              741
================================================================================
MARINE (1.1%)

  Malaysian International Shipping Bhd                  296,000              580
================================================================================
MEDIA (2.0%)

  Star Publications (Malaysia) Bhd                      657,000            1,063
================================================================================
REAL ESTATE (1.0%)

  Selangor Properties Bhd                             1,105,000              529
================================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS (9.0%)

  Malaysian Pacific Industries Bhd                      614,000            2,440
  Unisem (Malaysia) Bhd                                 841,000            2,279
--------------------------------------------------------------------------------
                                                                           4,719
================================================================================
SPECIALTY RETAIL (2.3%)

  Courts Mammoth Bhd                                  1,169,000            1,194
================================================================================
TOBACCO (5.3%)

  British American Tobacco (Malaysia) Bhd               298,000            2,784
================================================================================
WIRELESS TELECOMMUNICATION SERVICES (0.5%)

  Maxis Communications Bhd                              188,000 (a)          240
================================================================================
TOTAL COMMON STOCKS
  (Cost $42,188)                                                          51,812
================================================================================

                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.6%)
================================================================================
REPURCHASE AGREEMENT (0.6%)

  J.P. Morgan Securities Inc.,
   1.95%, dated 6/28/02,
   due 7/01/02 (Cost $310)                            $     310 (b)          310
================================================================================
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (3.3%)
================================================================================
  Malaysian Ringgit
  (Cost $1,755)                                     MYR   6,668            1,755
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                               5

                                                    THE MALAYSIA FUND, INC.

                                                    FINANCIAL STATEMENTS
                                                    JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.5%) (Cost $44,253)                              $  53,877
================================================================================

                                                          VALUE
                                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.3%)

  Cash                                                 $      1
  Receivable for Investments Sold                           120
  Dividends Receivable                                       35
  Other                                                      25              181
================================================================================
LIABILITIES (-2.8%)

  Payable For:
    Investments Purchased                                  (788)
    Dividends Declared                                     (488)
    U.S. Investment Advisory Fees                           (37)
    Directors' Fees and Expenses                            (29)
    Malaysian Investment Advisory Fees                      (28)
    Stockholder Reporting Expenses                          (28)
    Professional Fees                                       (20)
    Custodian Fees                                          (17)
    Administrative Fees                                     (11)
    Transfer Agent Fees                                     (10)
    Other Liabilities                                       (50)          (1,506)
================================================================================
NET ASSETS (100.0%)

  Applicable to 9,738,015, issued and
    outstanding $ 0.01 par value shares
    (20,000,000 shares authorized)                                     $  52,552
================================================================================
NET ASSET VALUE PER SHARE                                              $    5.40
================================================================================
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:

  Common Stock                                                         $      97
  Paid-in Capital                                                        120,789
  Undistributed Net Investment Income (Loss)                                (441)
  Accumulated Net Realized Gain (Loss)                                   (77,517)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Translations                          9,624
================================================================================
TOTAL NET ASSETS                                                       $  52,552
================================================================================

(a)-- Non-income producing.
(b)-- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
PLC  -- Public Limited Company
MYR  -- Malaysian Ringgit

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                    THE MALAYSIA FUND, INC.

                                                    FINANCIAL STATEMENTS

                                                                                            SIX MONTHS ENDED
                                                                                               JUNE 30, 2002
                                                                                                 (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

  Dividends (net of $64 foreign taxes withheld)                                                      $   616
  Interest                                                                                                 1
============================================================================================================
    TOTAL INCOME                                                                                         617
============================================================================================================
EXPENSES

  Investment Advisory Fees                                                                               235
  Malaysian Investment Advisory Fees                                                                      58
  Administrative Fees                                                                                     40
  Professional Fees                                                                                       34
  Stockholder Reporting Expenses                                                                          30
  Custodian Fees                                                                                          18
  Transfer Agent Fees                                                                                     13
  Directors' Fees and Expenses                                                                             1
  Other Expenses                                                                                           4
============================================================================================================
    TOTAL EXPENSES                                                                                       433
============================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                                       184
============================================================================================================
NET REALIZED GAIN (LOSS) ON:

  Investments                                                                                          2,285
  Foreign Currency Transactions                                                                          (62)
============================================================================================================
    NET REALIZED GAIN (LOSS)                                                                           2,223
============================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:

  Investments                                                                                          1,930
============================================================================================================
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                    4,153
============================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    $ 4,337
============================================================================================================

                                                                                    SIX MONTHS ENDED
                                                                                       JUNE 30, 2002           YEAR ENDED
                                                                                         (UNAUDITED)    DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                                             (000)                (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income (Loss)                                                              $    184             $    416
  Net Realized Gain (Loss)                                                                     2,223               (1,948)
  Change in Unrealized Appreciation (Depreciation)                                             1,930                4,647
=========================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            4,337                3,115
=========================================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                                         (488)                (432)
=========================================================================================================================
  TOTAL INCREASE (DECREASE)                                                                    3,849                2,683
=========================================================================================================================
Net Assets:
  Beginning of Period                                                                         48,703               46,020
-------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $(441)
    AND $(137), RESPECTIVELY)                                                               $ 52,552             $ 48,703
=========================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                    THE MALAYSIA FUND, INC.

                                                    FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                              SIX MONTHS
                                                 ENDED                          YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2002    -------------------------------------------------------
                                              (UNAUDITED)        2001      2000       1999         1998          1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  5.00        $  4.73   $  5.62    $  3.02      $  5.04       $ 19.29
---------------------------------------------------------------------------------------------------------------------
Net Investment Income                             0.02           0.04      0.03       0.01         0.01          0.02
Net Realized and Unrealized Gain (Loss) on
  Investments                                     0.43           0.27     (0.81)      2.59        (2.00)       (13.76)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations              0.45           0.31     (0.78)      2.60        (1.99)       (13.74)
---------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Investment Income                          (0.05)         (0.04)    (0.11)        --        (0.03)           --
  Net Realized Gains                                --             --        --         --           --         (0.51)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                          (0.05)         (0.04)    (0.11)        --        (0.03)        (0.51)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $  5.40        $  5.00   $  4.73    $  5.62      $  3.02       $  5.04
=====================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD          $  4.29        $  3.92   $  3.75    $  7.06      $  4.00       $  6.56
=====================================================================================================================
TOTAL INVESTMENT RETURN:

  Market Value                                   10.61% +        5.64%   (45.77)%    76.56%      (38.66)%      (61.09)%
  Net Asset Value (1)                             9.16% +        6.83%   (14.04)%    86.09%++    (39.70)%++    (72.89)%
=====================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)          $52,552        $48,703   $46,020    $54,740      $29,400       $49,048
---------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets           1.63% *        2.03%     1.78%      2.24%        2.32%         1.35%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                              0.69% *        0.93%     0.44%      0.27%        0.31%         0.14%
Portfolio Turnover Rate                             26%+           21%       21%        37%         124%          107%
---------------------------------------------------------------------------------------------------------------------

+   Not annualized
*   Annualized
#   Amount is less than $0.01.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
++ During the period from September 1998 to February 1999, the Fund adjusted its net asset value in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the Fund's net asset value was again modified to reflect the relaxation of these capital controls. The result of such adjustment was a decrease to the total return in 1998 and an increase to the total return in 1999.

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                    THE MALAYSIA FUND, INC.

                                                    JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

     The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any), and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     All of the Fund's dividends from Malaysian equity securities are subject to Malaysian tax. This tax is shown as foreign taxes withheld on the Statement of Operations. Effective September 21, 1999, Malaysia enacted a 10% tax on repatriated profits for new capital invested in the country. In addition, all securities purchased after September 21, 1999 were subject to a 10% levy on gains realized on sales of such securities. In May 2001, Malaysia abolished the tax on repatriated profits and realized gains on sales of securities purchased after September 21, 1999.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currency are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

                                                    THE MALAYSIA FUND, INC.

                                                    JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to U.S. dollars.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these

                                                    THE MALAYSIA FUND, INC.

                                                    JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2002, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISERS: Morgan Stanley Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Investment Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.20% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million

                                                    THE MALAYSIA FUND, INC.

                                                    JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million. In addition, the Fund is charged certain out of pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended June 30, 2002, the Fund made purchases and sales totaling approximately $13,898,000 and $13,555,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency if applicable) was $42,498,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $9,624,000, of which $11,985,000 related to appreciated securities and $2,361,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $78,544,000 available to offset future capital gains of which $8,137,000 will expire on December 31, 2005, $65,683,000 will expire on December 31, 2006, $2,719,000 will expire on December 31, 2007, and $2,005,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October currency losses of $20,000 and post-October capital losses of $266,000.

A significant portion of the Fund's net assets consist of Malaysian equity securities and foreign currency. Future economic and political developments in Malaysia could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2002, the deferred fees payable, under the Plan, totaled $29,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On January 31, 2002, the Fund announced that it would implement a share repurchase program. Under this program, the Fund will purchase shares in the open market at times and prices determined by management to be in the best interests of the stockholders of the Fund.

On June 7, 2002 the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.0501 per share, derived from net investment income, payable on July 9, 2002, to stockholders of record on June 28, 2002.

F.   SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 6, 2002. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Directors:

                              VOTES IN          VOTES
                              FAVOR OF          AGAINST
--------------------------------------------------------
Ronald E. Robison              6,898,163        208,808
Michael Nugent                 6,898,163        208,808
Joseph J. Kearns               6,898,163        208,808
Fergus Reid                    6,898,163        208,808

                                                    THE MALAYSIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Malaysia Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, NY 10030
1-800-278-4353